UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 19, 2005

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 19, 2005, First Place Financial Corp. issued a press release announcing that Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer will be making an investor presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 A.M,, on July 26, 2005 in New York, New York. The investor presentation will be available for viewing by live webcast and may be accessed at http://www.kbw.com/communitybank.htm. Anyone who intends to listen to the live webcast should go to the website at least 15 minutes prior to the start of the presentation to register and to download and install any necessary software. Presentations will be archived up to 60 days following the event. A copy of that press release is contained in Exhibit 99.1 which is attached hereto and incorporated herein by reference.

The financial information to be presented to the analysts is contained in slides, which are attached as Exhibit 99.2 to this Form 8-K, and is incorporated herein by reference. The financial information presented to the analysts contains non-GAAP financial measures, which have been explained and reconciled with GAAP financial measures in Exhibit 99.3 which is attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

c) Exhibits.

Exhibit No.	Description
99.1	Press release announcing that Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer will be making an investor presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 AM on July 26, 2005 in New York, New York

99.2	Copies of slides to be used in a presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 AM on July 26, 2005 in New York, New York

99.3	Reconciliation from non-GAAP financial measures to GAAP financial measures used in slides to be used in a presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 AM on July 26, 2005 in New York, New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 22, 2005	By:	/s/ Paul S. Musgrove
Paul S. Musgrove
Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release announcing that Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer will be making an investor presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 AM on July 26, 2005 in New York, New York

99.2	Copies of slides to be used in a presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 AM on July 26, 2005 in New York, New York

99.3	Reconciliation from non-GAAP financial measures to GAAP financial measures used in slides to be used in a presentation at the Keefe, Bruyette & Woods 6th Annual Community Bank Investor Conference at 10:00 AM on July 26, 2005 in New York, New York